Exhibit 99.2

Investor Contact Helen M. Wilson Phone: (441) 299-9283 Fax: (441) 292-8675	This report is for informational purposes only. It should be read in conjunction with documents filed by ACE Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

email: investorrelations@acegroup.com	Cautionary Statement Regarding Forward-Looking Statements:

Any forward-looking statements made in this financial supplement reflect the company’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from those set forth in these statements. For example, the company’s forward-looking statements, such as statements concerning exposures, reserves and recoverables, could be affected by the frequency of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable and credit developments among reinsurers.

The company’s forward-looking statements could also be affected by competition, pricing and policy term trends, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war, and general economic and industry developments. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ACE Limited Financial Supplement Table of Contents

		Page

I.	Financial Highlights
	- Consolidated Financial Highlights	1

II.	Consolidated Results
	- Consolidated Results - Consecutive Quarters	2
	- Summary Consolidated Balance Sheets	3
	- Consolidated Premiums and Income Excluding Net Realized Gains (Losses) by Line of Business	4
	- Consolidating Statement of Operations	5

III.	Segment Results
	- Insurance - North American	6
	- Insurance - Overseas General	7
	- Global Reinsurance	8
	- Life	9 -10

IV.	Balance Sheet Details
	- Loss Reserve Rollforward	11
	- Reinsurance Recoverable Analysis	12 -14
	- Investment Portfolio	15 -22
	- Net Realized and Unrealized Gains (Losses)	23 -24
	- Capital Structure	25 -26
	- Computation of Basic and Diluted Earnings Per Share	27

V.	Other Disclosures
	- Non-GAAP Financial Measures	28
	- Book Value and Book Value per Common Share	29
	- Comprehensive Income	30
	- Glossary	31

ACE Limited Consolidated Financial Highlights (in millions of U.S. dollars, except share, per share data and ratios) (Unaudited)

	Three months ended March 31		% Change 1Q-09 vs. 1Q-08
	2009	2008		December 31 2008
Gross premiums written	$4,535	$4,409	3%

Net premiums written	$3,424	$3,154	9%

Net premiums earned	$3,194	$2,940	9%

Net investment income	$502	$489	3%

Net income	$567	$377	50%

Income excluding net realized gains (losses) (1)	$669	$725	-8%

Comprehensive income	$337	$88	NM

Operating cash flow	$562	$1,015	-45%

Combined ratio
Loss and loss expense ratio	59.7%	55.6%
Underwriting and administrative expense ratio	27.8%	29.0%

Combined ratio	87.5%	84.6%

Annualized ROE*	18.4%	17.7%
Annualized ROE, excluding FAS 115*	16.3%	18.2%

Effective tax rate on income excluding net realized gains (losses)	17%	20%

Diluted earnings per share
Income excluding net realized gains (losses)(1)	$1.99	$2.14	-7%
Net income	$1.69	$1.10	54%

Book value per common share	$43.82	$48.65	-10%	$43.30	1%
Tangible book value per common share	$32.70	$40.00	-18%

Weighted average basic common shares outstanding	335.5	330.7
Weighted average diluted common shares outstanding	336.1	333.0

Debt/total capitalization	17.9%	16.9%

(1)	See page 28 Non-GAAP Financial Measures.

*	Calculated using income excluding net realized gains (losses)

Financial Highlights	Page 1

ACE Limited Consolidated Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated

	1Q-09	4Q-08	3Q-08	2Q-08	1Q-08	Full Year 2008

Consolidated Results Excluding Life Segment
Gross premiums written	$4,150	3,906	4,839	$4,866	$4,304	$17,915
Net premiums written	3,078	2,681	2,928	3,224	3,049	11,882
Net premiums earned	2,859	2,867	3,265	3,061	2,840	12,033
Losses and loss expenses	1,704	1,654	2,265	1,785	1,579	7,283
Policy benefits	2	2	5	5	—	12
Policy acquisition costs	434	448	533	506	460	1,947
Administrative expenses	362	388	396	392	362	1,538

Underwriting income excluding life segment	$357	$375	$66	$373	$439	$1,253
Life underwriting income excluding investment income	21	(26)	45	41	16	76
Net investment income	502	521	520	532	489	2,062
Net realized gains (losses)	(121)	(644)	(510)	(126)	(353)	(1,633)
Interest expense	53	54	68	62	46	230
Other income (expense) (1)	(14)	(65)	(6)	125	(15)	39
Income tax expense (benefit)	125	87	(7)	137	153	370

Net income	$567	$20	$54	$746	$377	$1,197
Net realized gains (losses)	(121)	(644)	(510)	(126)	(353)	(1,633)
Net realized gains (losses) in other income (expense) (1)	3	(48)	(23)	120	(28)	21
Tax expense (benefit) on net realized gains (losses)	(16)	(88)	(83)	(14)	(33)	(218)

Income excluding net realized gains (losses) (2)	$669	$624	$504	$738	$725	$2,591

% Change versus prior year period (3)
Net premiums written	1%	-1%	8%	8%	-4%	2%
Net premiums earned	1%	-3%	7%	5%	-5%	1%

Other ratios
Net premiums written/gross premiums written	74%	69%	61%	66%	71%	66%
Effective tax rate on income excluding net realized gains (losses)	17%	22%	13%	17%	20%	18%

Combined ratio (3)
Loss and loss expense ratio	59.7%	57.8%	69.5%	58.5%	55.6%	60.6%
Policy acquisition cost ratio	15.2%	15.6%	16.3%	16.5%	16.2%	16.2%
Administrative expense ratio	12.6%	13.5%	12.1%	12.8%	12.8%	12.8%

Combined ratio	87.5%	86.9%	97.9%	87.8%	84.6%	89.6%

Expense ratio	27.8%	29.1%	28.4%	29.3%	29.0%	29.0%
Expense ratio excluding A&H	23.7%	24.3%	24.0%	25.2%	25.7%	24.8%

Large losses and other items (3)
Reinstatement premiums (expensed) collected	$(1)	$(4)	$7	$—	$—	$3
Catastrophe losses	$38	$67	$411	$58	$31	$567
Prior period development excluding Life - unfavorable (favorable) (4)	$(68)	(252)	$(277)	$(104)	$(137)	$(770)
Loss and loss expense ratio excluding catastophe losses and prior period development	60.7%	64.4%	65.2%	60.0%	60.9%	62.7%

(1)	Net realized investment and derivative losses related to our unconsolidated insurance affiliates.

(2)	See page 28 Non-GAAP Financial Measures.

(3)	Presented excluding the Life segment to allow for comparison and analysis with earnings guidance. This is a non-GAAP measure.

(4)	For Q1 08, prior period favorable development of $181 million less $44 million of profit share commission on Crop business settlement.

Consolidated Results	Page 2

ACE Limited Summary Consolidated Balance Sheets (in millions of U.S. dollars, except per share data)

	March 31 2009	December 31 2008
	(Unaudited)	(Audited)
Assets
Fixed maturities available for sale, at fair value	$31,355	$31,155
Fixed maturities held to maturity, at amortized cost	2,824	2,860
Equity securities, at fair value	854	988
Short-term investments, at fair value	3,909	3,350
Other investments	1,298	1,362

Total investments	40,240	39,715

Cash	844	867
Securities lending collateral	1,376	1,230
Insurance and reinsurance balances receivable	3,853	3,453
Reinsurance recoverable on losses and loss expenses	13,713	13,917
Deferred policy acquisition costs	1,268	1,214
Value of business acquired	785	823
Prepaid reinsurance premiums	1,593	1,539
Goodwill and other intangible assets	3,735	3,747
Deferred tax assets	1,952	1,835
Investments in partially owned insurance companies	886	832
Other assets	2,882	2,885

Total assets	$73,127	$72,057

Liabilities
Unpaid losses and loss expenses	$36,931	$37,176
Unearned premiums	6,186	5,950
Future policy benefits	2,915	2,904
Insurance and reinsurance balances payable	2,981	2,841
Securities lending payable	1,463	1,296
Payable for securities purchased	1,333	740
Accounts payable, accrued expenses, and other liabilities	3,023	3,118
Short-term debt	466	471
Long-term debt	2,802	2,806
Trust preferred securities	309	309

Total liabilities	58,409	57,611

Shareholders’ equity
Total shareholders’ equity, excl. AOCI	16,864	16,362
Accumulated other comprehensive income (AOCI)	(2,146)	(1,916)

Total shareholders’ equity	14,718	14,446

Total liabilities and shareholders’ equity	$73,127	$72,057

Book value per common share (1)	$43.82	$43.30
Tangible book value per common share (1)	$32.70	$32.07

(1)	See page 28 Non-GAAP Financial Measures.

Consol Bal Sheet	Page 3

ACE Limited Consolidated Premiums and Income Excluding Net Realized Gains (Losses) by Line of Business (in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated

	1Q-09	% of Total Consolidated	1Q-08	% of Total Consolidated	% Change 1Q-09 vs. 1Q-08
Net premiums written
Property and all other	$1,151	34%	$1,081	34%	6%
Casualty	1,381	40%	1,476	47%	-6%

Subtotal	2,532	74%	2,557	81%	-1%

Personal accident (A&H) (1)	760	22%	492	16%	54%
Life (2)	132	4%	105	3%	26%

Total Consolidated	$3,424	100%	$3,154	100%	9%

Net premiums earned
Property and all other	$983	31%	$881	30%	12%
Casualty	1,367	43%	1,498	51%	-9%

Subtotal	2,350	74%	2,379	81%	-1%
Personal accident (A&H) (1)	720	22%	461	16%	56%
Life (2)	124	4%	100	3%	24%

Total Consolidated	$3,194	100%	$2,940	100%	9%

Income excluding net realized gains (losses)
Property, casualty, and all other	$552	82%	$615	85%	-10%

Personal accident (A&H) (1)	91	14%	77	11%	18%
Life (2)	26	4%	33	4%	-21%

Total Consolidated	$669	100%	$725	100%	-8%

(1)	Consolidated A&H includes Combined Insurance which is reported in the Insurance - Overseas General and Life segments.

(2)	Excludes the North America A&H business from Combined Insurance which is included in the Life segment.

Line of Business	Page 4

ACE Limited Consolidating Statement of Operations Three months ended March 31, 2009 and 2008 (in millions of U.S. dollars) (Unaudited)

	Insurance - North American	Insurance - Overseas General	Global Reinsurance	Corporate & Other	Consolidated P&C	Life	ACE Consolidated
March 31, 2009
Gross premiums written	$2,078	$1,693	$379	$—	$4,150	$385	$4,535
Net premiums written	1,392	1,327	359	—	3,078	346	3,424
Net premiums earned	1,437	1,184	238	—	2,859	335	3,194
Losses and loss expenses	1,004	613	87	—	1,704	112	1,816
Policy benefits	—	2	—	—	2	97	99
Policy acquisition costs	123	260	51	—	434	47	481
Administrative expenses	140	175	12	35	362	58	420

Underwriting income (loss)	170	134	88	(35)	357	21	378
Net investment income	263	120	72	1	456	46	502
Net realized gains (losses)	(120)	7	11	(28)	(130)	9	(121)
Interest expense	—	—	—	53	53	—	53
Other income (expense)	(4)	(4)	—	(4)	(12)	(2)	(14)
Income tax expense (benefit)	96	46	16	(39)	119	6	125

Net income (loss)	213	211	155	(80)	499	68	567
Net realized gains (losses)	(120)	7	11	(28)	(130)	9	(121)
Net realized gains (losses) in other income (expense)	—	3	—	(3)	—	3	3
Tax expense (benefit) on net realized gains (losses)	(12)	8	—	(9)	(13)	(3)	(16)

Income (loss) excluding net realized gains (losses) (1)	$321	$209	$144	$(58)	$616	$53	$669

March 31, 2008
Gross premiums written	$2,181	$1,778	$345	$—	$4,304	$105	$4,409
Net premiums written	1,360	1,345	344	—	3,049	105	3,154
Net premiums earned	1,354	1,223	263	—	2,840	100	2,940
Losses and loss expenses	869	593	117	—	1,579	—	1,579
Policy benefits	—	—	—	—	—	63	63
Policy acquisition costs	161	245	54	—	460	8	468
Administrative expenses	135	173	15	39	362	13	375

Underwriting income (loss)	189	212	77	(39)	439	16	455
Net investment income	269	117	73	15	474	15	489
Net realized gains (losses)	(61)	(83)	(45)	22	(167)	(186)	(353)
Interest expense	—	—	—	46	46	—	46
Other income (expense)	—	3	—	(18)	(15)	—	(15)
Income tax expense (benefit)	123	47	4	(19)	155	(2)	153

Net income (loss)	274	202	101	(47)	530	(153)	377
Net realized gains (losses)	(61)	(83)	(45)	22	(167)	(186)	(353)
Net realized gains (losses) in other income (expense)	—	7	—	(35)	(28)	—	(28)
Tax expense (benefit) on net realized gains (losses)	(8)	(22)	(2)	(1)	(33)	—	(33)

Income (loss) excluding net realized gains (losses) (1)	$327	$256	$144	$(35)	$692	$33	$725

(1)	See page 28 Non-GAAP Financial Measures.

Segment 2009 Qtr	Page 5

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Insurance - North American

	1Q-09	4Q-08	3Q-08	2Q-08	1Q-08	Full Year 2008
Gross premiums written	$2,078	$2,167	$2,987	$2,718	$2,181	$10,053
Net premiums written	1,392	1,304	1,461	1,511	1,360	5,636
Net premiums earned	1,437	1,377	1,583	1,365	1,354	5,679
Losses and loss expenses	1,004	893	1,356	962	869	4,080
Policy acquisition costs	123	112	160	129	161	562
Administrative expenses	140	138	132	131	135	536

Underwriting income (loss)	170	234	(65)	143	189	501
Net investment income	263	266	278	282	269	1,095
Net realized gains (losses)	(120)	(259)	(284)	(105)	(61)	(709)
Interest expense	—	1	—	—	—	1
Other income (expense)	(4)	(1)	(3)	(3)	—	(7)
Income tax expense (benefit)	96	93	(7)	106	123	315

Net income (loss)	213	146	(67)	211	274	564
Net realized gains (losses)	(120)	(259)	(284)	(105)	(61)	(709)
Tax expense (benefit) on net realized gains (losses)	(12)	(72)	(64)	(7)	(8)	(151)

Income excluding net realized gains (losses) (1)	$321	$333	$153	$309	$327	$1,122

Combined ratio
Loss and loss expense ratio	69.9%	64.9%	85.6%	70.5%	64.1%	71.8%
Policy acquisition cost ratio	8.6%	8.1%	10.1%	9.5%	11.9%	9.9%
Administrative expense ratio	9.7%	10.0%	8.4%	9.5%	10.0%	9.4%

Combined ratio	88.2%	83.0%	104.1%	89.5%	86.0%	91.1%

Large losses and other items (before tax)
Reinstatement premiums collected	$—	$—	$16	$—	$—	$16
Catastrophe losses	$4	$3	$258	$22	$15	$298
Prior period development - unfavorable (favorable) (2)	$(10)	$(102)	$(103)	$(23)	$(79)	$(307)

Loss and loss expense ratio excluding catastophe losses and prior period development	70.3%	72.0%	75.1%	70.6%	72.1%	72.6%

% Change versus prior year period
Net premiums written	2%	-5%	1%	1%	-10%	-3%
Net premiums earned	6%	-3%	-1%	-6%	-12%	-5%

Other ratios
Net premiums written/gross premiums written	67%	60%	49%	56%	62%	56%

(1)	See page 28 Non-GAAP Financial Measures.

(2)	For Q1 2008 prior period favorable development of $123 million less $44 million of profit share commission on Crop business settlement.

Insurance - North American	Page 6

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Insurance - Overseas General

	1Q-09 (2)	4Q-08 (2)	3Q-08 (2)	2Q-08 (2)	1Q-08	Full Year 2008
Gross premiums written	$1,693	$1,609	$1,678	$1,876	$1,778	$6,941
Net premiums written	1,327	1,251	1,293	1,443	1,345	5,332
Net premiums earned	1,184	1,250	1,425	1,439	1,223	5,337
Losses and loss expenses	613	640	731	715	593	2,679
Policy benefits	2	2	5	5	—	12
Policy acquisition costs	260	296	329	323	245	1,193
Administrative expenses	175	195	217	208	173	793

Underwriting income	134	117	143	188	212	660

Net investment income	120	134	136	134	117	521
Net realized gains (losses)	7	(117)	(58)	(58)	(83)	(316)
Other income (expense)	(4)	(3)	(6)	17	3	11
Income tax expense (benefit)	46	5	10	38	47	100

Net income	211	126	205	243	202	776

Net realized gains (losses)	7	(117)	(58)	(58)	(83)	(316)
Net realized gains (losses) in other income (expense)	3	1	(5)	15	7	18
Tax expense (benefit) on net realized gains (losses)	8	(17)	(16)	(7)	(22)	(62)

Income excluding net realized gains (losses) (1)	$209	$225	$252	$279	$256	$1,012

Combined ratio
Loss and loss expense ratio	52.0%	51.5%	51.6%	50.0%	48.5%	50.4%
Policy acquisition cost ratio	21.9%	23.7%	23.1%	22.4%	20.0%	22.4%
Administrative expense ratio	14.8%	15.5%	15.2%	14.5%	14.2%	14.8%

Combined ratio	88.7%	90.7%	89.9%	86.9%	82.7%	87.6%

Large losses and other items
Reinstatement premiums collected	$—	$4	$3	$—	$—	$7
Catastrophe losses	$15	$(6)	$49	$25	$15	$83
Prior period development - unfavorable (favorable)	$(24)	$(85)	$(121)	$(54)	$(44)	$(304)
Loss and loss expense ratio excluding catastophe losses and prior period development	52.7%	58.6%	56.7%	52.0%	50.9%	54.5%

% Change versus prior year period
Net premiums written as reported	-1%	7%	24%	24%	13%	17%
Net premiums earned as reported	-3%	2%	25%	26%	10%	15%
Net premiums written constant dollar	10%	18%	18%	15%	6%	14%
Net premiums earned constant dollar	10%	12%	19%	17%	4%	13%

Other ratios
Net premiums written/gross premiums written	78%	78%	77%	77%	76%	77%

(1)	See page 28 Non-GAAP Financial Measures.

(2)	Includes the International operations of Combined Insurance.

Insurance - Overseas General	Page 7

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Global Reinsurance

	1Q-09	4Q-08	3Q-08	2Q-08	1Q-08	Full Year 2008
Gross premiums written	$379	$130	$174	$272	$345	$921
Net premiums written	359	126	174	270	344	914
Net premiums earned	238	240	257	257	263	1,017
Losses and loss expenses	87	121	178	108	117	524
Policy acquisition costs	51	40	44	54	54	192
Administrative expenses	12	13	14	14	15	56

Underwriting income	88	66	21	81	77	245

Net investment income	72	74	83	79	73	309
Net realized gains (losses)	11	(96)	(2)	(20)	(45)	(163)
Other income (expense)	—	—	(1)	(1)	—	(2)
Income tax expense (benefit)	16	6	9	11	4	30

Net income	155	38	92	128	101	359

Net realized gains (losses)	11	(96)	(2)	(20)	(45)	(163)
Tax expense (benefit) on net realized gains (losses)	—	(1)	(1)	—	(2)	(4)

Income excluding net realized gains (losses) (1)	$144	$133	$93	$148	$144	$518

Combined ratio
Loss and loss expense ratio	36.3%	50.3%	69.2%	42.1%	44.5%	51.5%
Policy acquisition cost ratio	21.5%	16.6%	16.9%	21.0%	20.6%	18.8%
Administrative expense ratio	5.2%	5.4%	5.4%	5.5%	5.7%	5.5%

Combined ratio	63.0%	72.3%	91.5%	68.6%	70.8%	75.8%

Large losses and other items
Reinstatement premiums collected	$(1)	$(8)	$(12)	$—	$—	$(20)
Catastrophe losses	$19	$70	$104	$11	$1	$186
Prior period development - unfavorable (favorable)	$(34)	$(65)	$(53)	$(27)	$(14)	$(159)
Loss and loss expense ratio excluding catastophe losses and prior period development	42.8%	50.4%	51.7%	48.2%	49.5%	49.9%

% Change versus prior year period
Net premiums written	4%	-28%	-19%	-19%	-28%	-24%
Net premiums earned	-10%	-23%	-19%	-21%	-23%	-22%

Other ratios
Net premiums written/gross premiums written	95%	97%	100%	99%	100%	99%

(1)	See page 28 Non-GAAP Financial Measures.

Global Reinsurance	Page 8

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Life

	1Q-09 (4)	4Q-08 (4)	3Q-08 (4)	2Q-08 (4)	1Q-08	Full Year 2008
Gross premiums written (1)	$385	$414	$381	$427	$105	$1,327
Net premiums written	346	371	348	374	105	1,198
Net premiums earned	335	359	344	367	100	1,170
Losses and loss expenses	112	106	104	110	—	320
Policy benefits	97	154	86	84	63	387
Policy acquisition costs	47	69	48	63	8	188
Administrative expenses	58	56	61	69	13	199
Net investment income	46	47	40	40	15	142

Life underwriting income (2)	67	21	85	81	31	218

Net realized gains (losses)	9	(230)	(180)	64	(186)	(532)
Other income (expense)	(2)	(6)	(2)	(4)	—	(12)
Income tax expense (benefit)	6	5	15	12	(2)	30

Net income (loss)	68	(220)	(112)	129	(153)	(356)

Net realized gains (losses)	9	(230)	(180)	64	(186)	(532)
Net realized gains (losses) in other income (expense)	3	—	2	—	—	2
Tax expense (benefit) on net realized gains (losses)	(3)	(6)	—	—	—	(6)

Income excluding net realized gains (losses) (3)	$53	$4	$66	$65	$33	$168

Prior period development - unfavorable (favorable)	$1	$—	$—	$—	$—	$—
% Change versus prior year period
Net premiums written	230%	234%	266%	330%	19%	214%
Net premiums earned	235%	266%	262%	322%	14%	218%

(1)	Consistent with GAAP, premiums collected on universal life and investment contracts are considered deposits and excluded from revenues. For the quarters ended March 31, 2009; December 31, 2008; September 30, 2008; June 30, 2008; and March 31, 2008, premiums or deposits collected on investment and universal life contracts that are excluded from premium revenue above are $95.5 million, $29.2 million, $18.8 million, $30.9 million, and $41.2 million, respectively. Fees on universal life and investment contracts are revenue for GAAP and have been classified as premium. For the quarters ended March 31, 2009; December 31, 2008; September 30, 2008; June 30, 2008; and March 31, 2008, fees reflected as gross written premiums are $7.1 million, $5.6 million, $4.5 million, $4.9 million, and $4.4 million, respectively.

(2)	We assess the performance of our Life business based on life underwriting income which includes net investment income.

(3)	See page 28 Non-GAAP Financial Measures.

(4)	Includes the North America operations of Combined Insurance.

Life	Page 9

ACE Limited Segment Results - Life Reinsurance (in millions of U.S. dollars) (Unaudited)

Variable Annuity (VA) Lines

Historical Cash Flow Summary by Quarter

Death Benefits (GMDB)
	1Q-09	4Q-08	3Q-08	2Q-08	1Q-08	Full Year 2008
Premium	$24	$27	$31	$32	$32	122
less paid claims	43	36	15	9	7	67

Net	$(19)	$(9)	$16	$23	$25	$55

Living Benefits (Includes GMIB and GMAB)
	1Q-09	4Q-08	3Q-08	2Q-08	1Q-08	Full Year 2008
Premium	$39	$39	$39	$37	$34	149
less paid claims	—	—	—	—	—	—

Net	$39	$39	$39	$37	$34	$149

Total VA Guaranteed Benefits
	1Q-09	4Q-08	3Q-08	2Q-08	1Q-08	Full Year 2008
Premium	$63	$66	$70	$69	$66	$271
less paid claims	43	36	15	9	7	67

Net	$20	$30	$55	$60	$59	$204

Amounts represent accrued past premium received and claims paid by quarter, split by benefit type.

Death Benefits (GMDB)

Premiums and claims from VA contracts reinsuring Guaranteed Minimum Death Benefits (GMDB)

Using our current mortality assumptions we expect approximately $165 million of claims and $95 million of premium on death benefits over the next 12 months.

Living Benefits (Includes GMIB and GMAB)

Premiums and claims from VA contracts reinsuring Guaranteed Minimum Income Benefits (GMIB) and Guaranteed Minimum Accumulation Benefits (GMAB), collectively known as Living Benefits.

Using our current assumptions we expect approximately $3 million of claims and $145 million of premium on living benefits over the next 12 months.

Variable Annuity	Page 10

ACE Limited Loss Reserve Rollforward (in millions of U.S. dollars) (Unaudited)

	Total			Ongoing			Run-off (1)
	Unpaid Losses			Unpaid Losses			Unpaid Losses
	Gross	Ceded	Net	Gross	Ceded	Net	Gross	Ceded	Net
Balance at December 31, 2007	37,112	13,520	23,592	31,169	9,472	21,697	5,943	4,048	1,895

Losses and loss expenses incurred	1,659	80	1,579	1,670	87	1,583	(11)	(7)	(4)
Losses and loss expenses paid	(1,748)	(601)	(1,147)	(1,554)	(406)	(1,148)	(194)	(195)	1
Other (incl. foreign exch. revaluation)	159	71	88	159	71	88	—	—	—

Balance at March 31, 2008	$37,182	$13,070	$24,112	$31,444	$9,224	$22,220	$5,738	$3,846	$1,892

Losses and loss expenses incurred	2,736	841	1,895	2,727	837	1,890	9	4	5
Losses and loss expenses paid	(2,620)	(1,024)	(1,596)	(2,391)	(801)	(1,590)	(229)	(223)	(6)
Other (incl. foreign exch. revaluation)	12	12	—	11	12	(1)	1	—	1
Losses and loss expenses acquired (2)	386	33	353	386	33	353	—	—	—

Balance at June 30, 2008	$37,696	$12,932	$24,764	$32,177	$9,305	$22,872	$5,519	$3,627	$1,892

Losses and loss expenses incurred	3,995	1,626	2,369	3,976	1,615	2,361	19	11	8
Losses and loss expenses paid	(2,767)	(1,025)	(1,742)	(2,544)	(818)	(1,726)	(223)	(207)	(16)
Other (incl. foreign exch. revaluation)	(551)	(200)	(351)	(551)	(200)	(351)	—	—	—

Balance at September 30, 2008	$38,373	$13,333	$25,040	$33,058	$9,902	$23,156	$5,315	$3,431	$1,884

Losses and loss expenses incurred	2,554	794	1,760	2,625	907	1,718	(71)	(113)	42
Losses and loss expenses paid	(2,764)	(922)	(1,842)	(2,651)	(773)	(1,878)	(113)	(149)	36
Other (incl. foreign exch. revaluation)	(987)	(270)	(717)	(987)	(270)	(717)	—	—	—

Balance at December 31, 2008	$37,176	$12,935	$24,241	$32,045	$9,766	$22,279	$5,131	$3,169	$1,962

Losses and loss expenses incurred	2,454	638	1,816	2,433	629	1,804	21	9	12
Losses and loss expenses paid	(2,504)	(762)	(1,742)	(2,246)	(667)	(1,579)	(258)	(95)	(163	)(3)
Other (incl. foreign exch. revaluation)	(195)	(57)	(138)	(195)	(57)	(138)	—	—	—

Balance at March 31, 2009	$36,931	$12,754	$24,177	$32,037	$9,671	$22,366	$4,894	$3,083	$1,811

Add net recoverable on paid losses		959

Reinsurance Recoverable		$13,713

(1)	The run-off reserves primarily include the Brandywine group, the Commercial Insurance Service - Middle Market Workers’ Comp. reserves and the pre-1997 Westchester Specialty reserves.

(2)	Combined Insurance.

(3)	The net paid of $163 million for the quarter does not reflect the NICO billing of $125 million which will be processed in the second quarter.

Loss Reserve Rollforward	Page 11

ACE Limited Reinsurance Recoverable Analysis (in millions of U.S. dollars) (Unaudited)

Net Reinsurance Recoverable by Division

	March 31 2009	December 31 2008
Reinsurance recoverable on paid losses and loss expenses
Active operations	$725	$745
Brandywine	313	331
Westchester Run-off	38	34
Other Run-off	13	12

Total	$1,089	$1,122

Reinsurance recoverable on unpaid losses and loss expenses
Active operations	$10,006	$10,124
Brandywine	2,566	2,608
Westchester Run-off	539	550
Other Run-off	100	104

Total	$13,211	$13,386

Gross reinsurance recoverable
Active operations	$10,731	$10,869
Brandywine	2,879	2,939
Westchester Run-off	577	584
Other Run-off	113	116

Total	$14,300	$14,508

Provision for uncollectible reinsurance
Active operations	$(379)	$(398)
Brandywine	(168)	(155)
Westchester Run-off	(27)	(27)
Other Run-off	(13)	(11)

Total	$(587)	$(591)

Net reinsurance recoverable
Active operations	$10,352	$10,471
Brandywine	2,711	2,784
Westchester Run-off	550	557
Other Run-off	100	105

Total	$13,713	$13,917

Reinsurance Recoverable	Page 12

ACE Limited Reinsurance Recoverable Analysis - 2 (in millions of U.S. dollars) (Unaudited)

Consolidated Reinsurance Recoverable

	December 31, 2008
	Recoverable	Provision (5)	% Of Gross
Categories
Largest Reinsurers (1)	$9,189	$144	1.6%
Other reinsurers balances rated A- or better	1,966	26	1.3%
Other reinsurers balances with rating lower than A- or not rated	553	125	22.6%
Other Pools and Government Agencies	142	10	7.0%
Structured Settlements	561	20	3.6%
Other Captives	1,515	13	0.9%
Others (2)	582	253	43.5%

Total	$14,508	$591	4.1%

At December 31, 2008, $10.6 billion of ACE Limited recoverables were from rated reinsurers, of which 94.3% were rated the equivalent of A- or better by internationally recognized rating agencies.

Largest Reinsurers (3)	S&P Rating (4)	AM Best Rating (4)
AGRI General Insurance Co	BBBpi	A
American International Group (AIG) (6)	A+	A
Berkshire Hathaway Insurance Group	AAA	A++
Chubb Insurance Group	AA	A++
Equitas	NL	NL
Everest Re Group	AA-	A+
Fairfax Financial Holdings Ltd.	A-	A-
Federal Crop Insurance Corp	U.S. Federal Gov.	U.S. Federal Gov.
Hartford Insurance Group	AA-	A+
HDI (Hannover Re)	AA-	A
Lloyd’s of London	A+	A
Munich Re Group	AA-	A+
National Workers Compensation Reinsurance Pool	Mandatory Pool	Mandatory Pool
Partner Re	AA-	A+
Swiss Re Group	AA-	A+
WR Berkley Corp	A+	A+
XL Capital Group (7)	A	A

(1)	The Largest Reinsurers includes all reinsurers where gross recoverable exceeds 1% of ACE shareholders’ equity. Total ACE shareholders’ equity at December 31, 2008 was $14.446 billion.

(2)	Others principally includes amounts recoverable that are in dispute, or are from companies who are in supervision, rehabilitation, or liquidation. Our estimate of provision for uncollectible reinsurance associated with Others considers the merits of the underlying matter, the credit quality of the reinsurer, and whether we have received collateral or other credit protections such as multi-beneficiary trusts and parental guarantees.

(3)	The Largest Reinsurers includes all reinsurers where gross recoverable (net of collateral) exceeds 1% of ACE shareholders’ equity. The Largest Reinsurers account for 59.3% of total recoverables at December 31, 2008.

(4)	S&P and AM Best ratings as of December 31, 2008 are based on each group’s predominant reinsurer.

(5)	See MD&A reported in the 2008 Form 10-K for a discussion on how ACE determines the provision for uncollectible reinsurance.

(6)	Gross recoverables with American International Group (AIG) were $553.0 million at December 31, 2008, of which $439.3 million (79.4%) were with Transatlantic Reinsurance Co.

(7)	Gross recoverables with XL Capital Group were $357.5 million at December 31, 2008.

Reinsurance Recoverable - 2	Page 13

ACE Limited Reinsurance Recoverable Analysis - 3 (in millions of U.S. dollars) (Unaudited)

Detail on Reinsurance Recoverable on Paid Losses and Loss Expenses

	General Collections (1)	Other (2)	Total
Gross balance at December 31, 2008	$775	$347	$1,122
Provision at 12/31/08	29	111	140
% of gross	3.7%	32.0%	12.5%

Net balance at December 31, 2008	$746	$236	$982

Gross balance at March 31, 2009	$756	$333	$1,089
Provision at 3/31/09	27	103	130
% of gross	3.6%	30.9%	11.9%

Net balance at March 31, 2009 (3)	$729	$230	$959

(1)	General Collections balances represent amounts in process of collection in the normal course of business, for which we have no indication of dispute or credit issues.

(2)	Other includes amounts recoverable that are in dispute, or are from companies who are in supervision, rehabilitation, or liquidation for Brandywine Group and active operations. Our estimation of the reserve for Other, considers the merits of the underlying matter, the credit quality of the reinsurer, and whether we have received collateral or other credit protections such multi-beneficiary trusts and parental guarantees.

(3)	The current quarter split between General Collections and Other is estimated based on prior quarter balances. Balances are adjusted to actual in the next quarter.

Reinsurance Recoverable - 3	Page 14

ACE Limited Investment Portfolio (in millions of U.S. dollars) (Unaudited)

	March 31 2009		December 31 2008
Market Value
Fixed maturities available for sale	$31,355		$31,155
Fixed maturities held to maturity	2,827		2,865
Short-term investments	3,909		3,350

Total	$38,091		$37,370

Asset Allocation by Market Value
Treasury	$1,224	3%	$1,018	3%
Agency	2,157	6%	2,027	5%
Corporate	8,974	24%	8,744	23%
Mortgage-backed securities	10,796	28%	10,986	29%
Asset-backed securities	611	2%	709	2%
Municipal	2,101	5%	2,124	6%
Non-U.S.	8,319	22%	8,412	23%
Short-term investments	3,909	10%	3,350	9%

Total	$38,091	100%	$37,370	100%

Note: Insured municipal bonds represent $940 million, or 45% of our municipal bond holdings.

Credit Quality by Market Value
AAA	$22,875	60%	$22,960	61%
AA	3,605	10%	3,374	9%
A	5,497	14%	5,497	15%
BBB	3,560	9%	3,388	9%
BB	1,384	4%	1,119	3%
B	1,040	3%	934	3%
Other	130	0%	98	0%

Total	$38,091	100%	$37,370	100%

Cost/Amortized Cost
Fixed maturities available for sale	$33,503		$33,109
Fixed maturities held to maturity	2,824		2,860
Short-term investments	3,909		3,350

Subtotal	40,236		39,319
Equity securities	1,026		1,132
Other investments	1,325		1,368

Total	$42,587		$41,819

Avg. duration of fixed maturities	3.6 years		3.6 years
Avg. market yield of fixed maturities	6.3%		6.4%
Avg. credit quality	AA		AA

Investments	Page 15

ACE Limited Investment Portfolio - 2 (in millions of U.S. dollars) (Unaudited)

Mortgage-backed and Asset-backed Fixed Income Portfolio

Market Value at March 31, 2009

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Mortgage-backed securities
Residential mortgage-backed (RMBS)
GNMA	$551	$—	$—	$—	$—	$551
FNMA	4,512	—	—	—	—	4,512
Freddie Mac	2,050	—	—	—	—	2,050

Total agency RMBS	7,113	—	—	—	—	7,113
Non-agency RMBS	1,270	123	71	22	125	1,611

Total residential mortgage-backed	8,383	123	71	22	125	8,724

Commercial mortgage-backed	2,056	4	9	3	—	2,072

Total mortgage-backed securities	$10,439	$127	$80	$25	$125	$10,796

Asset-backed securities
Sub-prime	$52	$4	$5	$1	$2	$64
Credit cards	40	6	9	4	—	59
Autos	263	30	7	16	2	318
Other	164	1	3	2	—	170

Total asset-backed securities	$519	$41	$24	$23	$4	$611

Insured asset-backed securities represent $93 million, or 15% of our asset-backed security holdings.

Investments 2	Page 16

ACE Limited Investment Portfolio - 3 (in millions of U.S. dollars) (Unaudited)

Mortgage-backed and Asset-backed Fixed Income Portfolio

Market Value at March 31, 2009

Mortgage-backed securities total $10.8 billion, are rated predominantly AAA and comprise 28% of the fixed income portfolio. This compares to a 45% mortgage-backed weighting in representative indices of the U.S. fixed income market. The minimum rating for initial purchases of mortgage and asset backed securities is AAA.

ACE suspended new investments in sub-prime backed securities in 3Q 2007 and ALT-A, credit card, and auto backed securities in 1Q 2008 and suspended new investments in CMBS in Q1 2009.

Securities issued by Federal agencies with implied or explicit government guarantees total $7.1 billion and represent 82% of the residential mortgage-backed portfolio.

Non-agency residential mortgage-backed securities are rated predominantly AAA, backed by prime collateral, and broadly diversified in over 300,000 loans. The portfolio’s loan-to-value ratio is approximately 68% with an average FICO score of 735. With this conservative loan-to-value ratio and subordinated collateral of 12%, the cumulative 5-year foreclosure rate would have to rise to 21% and real estate values would have to fall 45% before principal is impaired. The comparable historical cumulative foreclosure rate is 6% for prime mortgages.

Within the portfolio of prime non-agency RMBS are $144 million of holdings classified as ALT-A. These ALT-A holdings are broadly diversified with over 70% issued prior to 2006. The average FICO score is 715 with a relatively conservative loan-to-value ratio of 70%. With subordinated collateral of 19%, the cumulative 5-year foreclosure rate would have to rise to 30% and real estate values would have to fall more than 45% before principal is impaired. The comparable historical cumulative foreclosure rate is approximately 10%.

Commercial mortgage-backed securities of $2.1 billion are rated predominantly AAA, broadly diversified with over 26,000 loans and seasoned with 72% of the portfolio issued before 2006. The average loan-to-value ratio is approximately 63% with a debt service coverage ratio in excess of 1.7 and weighted average subordinated collateral of 27%. The cumulative foreclosure rate would have to rise to 62% and commercial real estate values would have to fall more than 64% before principal is impaired. The historical annual delinquency rate is 1%.

Sub-prime asset-backed securities (current holdings of $64 million) are rated predominantly AAA, broadly diversified in over 115,000 loans with an average loan-to-value ratio of approximately 81% and an average FICO score of 604. With subordinated collateral of 32%, the cumulative 5-year foreclosure rate would have to rise to 49% and real estate values would have to fall more than 40% before principal is impaired. The comparable historical cumulative 5-year foreclosure rate is 32%.

Auto loan asset-backed securities are rated predominantly AAA with a short duration of approximately 0.8 years and average subordinated collateral of 14%. Annual default rates would have to rise to 15 times their current level of about 1.9% before principal is impaired.

Investments 3	Page 17

ACE Limited Investment Portfolio - 4 (in millions of U.S. dollars) (Unaudited)

Mortgage-backed and Asset-backed Fixed Income Portfolio

Amortized Cost at March 31, 2009

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Mortgage-backed securities
Residential mortgage-backed (RMBS)
GNMA	$533	$—	$—	$—	$—	$533
FNMA	4,339	—	—	—	—	4,339
Freddie Mac	1,966	—	—	—	—	1,966

Total agency RMBS	6,838	—	—	—	—	6,838
Non-agency RMBS	1,892	173	137	41	200	2,443

Total residential mortgage-backed	8,730	173	137	41	200	9,281

Commercial mortgage-backed	2,405	4	10	3	—	2,422

Total mortgage-backed securities	$11,135	$177	$147	$44	$200	$11,703

Asset-backed securities
Sub-prime	$74	$5	$7	$1	$4	$91
Credit cards	40	7	10	7	—	64
Autos	265	32	9	18	3	327
Other	165	1	3	5	—	174

Total asset-backed securities	$544	$45	$29	$31	$7	$656

Insured asset-backed securities represent $105 million, or 16% of our asset-backed security holdings.

Investments 4	Page 18

ACE Limited Investment Portfolio - 5 (in millions of U.S. dollars) (Unaudited)

Market Value at March 31, 2009

	S&P Credit Rating
	AAA	AA	A	BBB	Total
U.S. Investment Grade Corporate Fixed Income Portfolio
Banks	$309	$311	$1,450	$108	$2,178
Basic Materials	—	—	18	73	91
Communications	—	1	409	475	885
Consumer, Cyclical	6	67	134	108	315
Consumer, Non-Cyclical	20	92	323	195	630
Diversified Financial Services	26	66	136	135	363
Energy	—	8	141	441	590
Industrial	51	341	187	127	706
Utilities	—	7	237	394	638
All Others	47	103	219	134	503

Total	$459	$996	$3,254	$2,190	$6,899

U.S. Investment Grade Corporate Fixed Income Portfolio

The average credit quality of ACE’s US investment grade bond portfolio is very high at AA+. 68% of investment grade securities holdings are rated AAA or guaranteed by governments or quasi-government agencies.

ACE prohibits investments in complex structured securities (e.g. CDOs, CLOs) and over-the-counter derivatives and does not permit the use of portfolio leverage.

Corporate bond holdings are highly diversified across industries and geographies. Issuer limits are based on credit rating (AA 2%, A 1%, BBB 0.5% of total portfolio) and are monitored on a daily basis by ACE via an internal compliance system.

Investments 5	Page 19

ACE Limited Investment Portfolio - 6 (in millions of U.S. dollars) (Unaudited)

Market Value at March 31, 2009

	S&P Credit Rating
	BB	B	CCC	Other	Total
Below Investment Grade Corporate Fixed Income Portfolio
Basic Materials	$74	$48	$5	$1	$128
Communications	221	161	6	19	407
Consumer, Cyclical	64	112	24	4	204
Consumer, Non-Cyclical	154	241	20	1	416
Diversified Financial Services	74	6	5	9	94
Energy	253	82	5	1	341
Industrial	135	101	2	2	240
Utilities	82	87	—	—	169
All Others	31	39	3	3	76

Total	$1,088	$877	$70	$40	$2,075

Below Investment Grade Corporate Fixed income Portfolio

ACE manages high yield bonds as a distinct and separate asset class from investment grade bonds. ACE’s allocation to high yield bonds is explicitly set by internal management and is targeted to securities in the upper tier of credit quality (BB/B). Our minimum rating for initial purchase is BB/B.

Four external investment managers are responsible for high yield security selection and portfolio construction.

ACE’s high yield managers have a conservative approach to credit selection and very low historical default experience.

Securities holdings are highly diversified across industries and are subject to a 1.5% issuer limit as a percentage of high yield allocation (or 0.1% of total portfolio). The portfolio is comprised of over 500 issuers with our largest current issuer exposure at $37 million. ACE monitors position limits on a daily basis through an internal compliance system.

Derivative and structured securities (e.g. credit default swaps, CLOs) are not permitted in high yield portfolios.

Investments 6	Page 20

ACE Limited Investment Portfolio - 7 (in millions of U.S. dollars) (Unaudited)

Market Value at March 31, 2009

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Non-U.S. Fixed Income Portfolio
United Kingdom	$1,046	$—	$—	$—	$—	$1,046
Germany	292	—	—	—	—	292
France	289	—	—	—	—	289
Canada	707	—	—	—	—	707
Japan	—	205	—	—	—	205
Other Foreign Government	601	485	346	175	23	1,630
Non-U.S. Corporate	594	624	1,566	1,047	319	4,150

	$3,529	$1,314	$1,912	$1,222	$342	$8,319

Non-U.S. Fixed Income Portfolio

ACE’s non-U.S. investment grade fixed income portfolios are currency-matched with the insurance liabilities of ACE’s non-U.S. operations. 88% of ACE’s non-U.S. fixed income is denominated in G7 currencies.

Average credit quality of non-U.S. fixed income securities is very high at AA and 57% of holdings are rated AAA or guaranteed by governments or quasi-government agencies.

Corporate bond holdings are highly diversified across industries and geographies. Issuer limits are based on credit rating (AA 2%, A 1%, BBB 0.5% of total portfolio) and are monitored on a daily basis by ACE via an internal compliance system.

Investments 7	Page 21

ACE Limited Investment Portfolio - 8 (in millions of U.S. dollars) (Unaudited)

Investment portfolio

Top 25 Exposures - Fixed Maturity Investments

March 31, 2009		Rating
General Electric Co	$406	AA+
JP Morgan Chase & Co	339	A+
Bank of America Corp	302	A
Wells Fargo & Co	280	AA
AT&T INC	214	A
Citigroup Inc	191	A
Verizon Communications Inc	176	A
Goldman Sachs Group Inc	174	A
Comcast Corp	166	BBB+
Morgan Stanley	165	A
HSBC Holdings Plc	147	AA-
ConocoPhillips	128	A
Royal Bank of Scotland Group Plc	115	A
Lloyds TSB Group Plc	102	A
Credit Suisse Group	102	A
XTO Energy Inc	100	BBB
Telecom Italia SpA	99	BBB
Deutsche Telekom AG	85	BBB+
Time Warner Cable Inc	84	BBB
Dominion Resources Inc/VA	84	A-
Banco Santander SA	83	AA
American Express Co	77	A
Barclays PLC	75	A+
Time Warner Inc	74	BBB
Telefonica SA	72	A-

Investments 8	Page 22

ACE Limited Net Realized and Unrealized Gains (Losses) (in millions of U.S. dollars) (Unaudited)

	Three months ended March 31, 2009
	Net Realized Gains (Losses) (1)	Net Unrealized Gains (Losses)	Net Impact
Fixed maturities	$(48)	$(214)	$(262)
Equity securities	(100)	(28)	(128)
Equity and fixed income derivatives	55	—	55
Foreign exchange gains (losses)	—	—	—
Other	(25)	(39)	(64)

Sub-total	(118)	(281)	(399)
Mark-to-market gains (losses) from derivative transactions (2)	(3)	—	(3)

Total gains (losses)	(121)	(281)	(402)
Partially-owned insurance companies (3)	3	14	17
Income tax expense (benefit)	(16)	(78)	(94)

Net gains (losses)	$(102)	$(189)	$(291)

(1)	Impairments for the quarter of $192M include $88M for fixed maturities, $25M for equities, and $79M for other investments.

(2)	Includes $24M of realized gains on the life reinsurance operations which is comprised of a $1M loss on guaranteed minimum income benefit derivatives offset by $25M of gains on the S&P put options and futures. Also included is a $25M loss related to derivatives on our short-term and long-term debt.

(3)	Net realized and unrealized gains (losses) on partially-owned insurance companies that meet the requirements for equity accounting. The net income or loss is included in other income (expense).

	Three months ended March 31, 2008
	Net Realized Gains (Losses) (4)	Net Unrealized Gains (Losses)	Net Impact
Fixed maturities	$(105)	$(184)	$(289)
Equity securities	(54)	(156)	(210)
Equity and fixed income derivatives	(9)	—	(9)
Foreign exchange gains (losses)	6	—	6
Other	(26)	(5)	(31)

Sub-total	(188)	(345)	(533)
Mark-to-market gains (losses) from derivative transactions (5)	(165)	—	(165)

Total gains (losses)	(353)	(345)	(698)
Partially-owned insurance companies (6)	(28)	21	(7)
Income tax expense (benefit)	(33)	(22)	(55)

Net gains (losses)	$(348)	$(302)	$(650)

(4)	Impairments for the quarter of $189M include $128M for fixed maturities, $36M for equities, and $25M for other investments.

(5)	Includes $183M of realized losses primarily on the guaranteed minimum income benefit derivatives from our life reinsurance operations.

(6)	Net realized and unrealized gains (losses) on partially-owned insurance companies that meet the requirements for equity accounting. The net income or loss is included in other income (expense).

Investment Gains (Losses)	Page 23

ACE Limited Investment Portfolio Net Realized Gains (Losses) and Other-than-Temporary Impairments (in millions of U.S. dollars) (Unaudited)

	Three months ended March 31, 2009
	Net Realized Gains (Losses)	Price Impairment	Credit Impairment	All Other Activity
Investment Grade Corp	$(32)	$(40)	$(27)	$35
High Yield Corp	(42)	(21)	—	(21)
MBS / ABS	35	—	—	35
Convertible Bonds	(9)	—	—	(9)

Fixed maturities	(48)	(61)	(27)	40
Equity securities	(100)	(25)	—	(75)
Equity and fixed income derivatives	55	—	—	55
Foreign exchange gains (losses)	32	—	—	32
Other	(57)	(79)	—	22

Sub-total	$(118)	$(165)	$(27)	$74

Investment Gains (Losses) OTTI	Page 24

ACE Limited Capital Structure (in millions of U.S. dollars) (Unaudited)

	March 31 2009	December 31 2008	December 31 2007
Total short-term debt	$466	$471	$372
Total long-term debt	2,802	2,806	1,811

Total debt	$3,268	$3,277	$2,183

Total trust preferred securities	$309	$309	$309

Perpetual preferred shares	$—	$—	$557
Common shareholders’ equity	14,718	14,446	16,120

Total shareholders’ equity	$14,718	$14,446	$16,677

Total capitalization	$18,295	$18,032	$19,169

Tangible shareholders’ equity (1)	$10,983	$10,699	$13,839

Leverage ratios
Debt/ total capitalization	17.9%	18.2%	11.4%
Debt plus trust preferred securities/ total capitalization	19.6%	19.9%	13.0%
Debt/ tangible equity	29.8%	30.6%	15.8%
Debt plus trust preferred securities/ tangible equity	32.6%	33.5%	18.0%
Debt plus total preferred stock/ total capitalization	19.6%	19.9%	15.9%

(1)	Tangible equity is equal to shareholders’ equity less goodwill and other intangible assets.

Capital Structure	Page 25

ACE Limited Debt, Trust Preferred and Credit Facilities (in millions of U.S. dollars) (Unaudited)

	Par amount outstanding	Coupon	Maturity Date
Debt and Trust Preferred
Reverse Repurchase Agreements	$250	0.62%	May 5, 2009
ACE INA Holdings Inc. Term Loan	$16	3.02%	September 18, 2009
ACE INA Holdings Inc Subordinated Notes	$200	8.41%	December 6, 2009
ACE European Holdings No2 Limited Term Loan	$145	5.25%	December 13, 2010
ACE INA Holdings Inc. Term Loan	$50	5.61%	December 19, 2011
ACE INA Holdings Inc. Term Loan	$450	4.15%	April 1, 2013
ACE INA Holdings Inc. Senior Notes	$500	5.88%	June 15, 2014
ACE INA Holdings Inc. Senior Notes	$450	5.60%	May 15, 2015
ACE INA Holdings Inc. Senior Notes	$500	5.70%	February 15, 2017
ACE INA Holdings Inc. Senior Notes	$300	5.80%	March 15, 2018
ACE INA Holdings Inc. Debentures	$100	8.88%	August 15, 2029
ACE Capital Trust II Capital Securities	$300	9.70%	April 1, 2030
ACE INA Holdings Inc. Senior Notes	$300	6.70%	May 15, 2036

	Commitment	LOC Usage	Maturity Date
Credit Facilities
Syndicated Letter of Credit Facility	$1,000	$762	November 8, 2012
Revolving Credit / LOC Facility	$500	$142	November 8, 2012
Funds at Lloyds Capital Facility	$434	$354	December 31, 2013

Capital Structure (2)	Page 26

ACE Limited Computation of Basic and Diluted Earnings Per Share (in millions of U.S. dollars, except share and per share data) (Unaudited)

	Three months ended March 31
	2009	2008
Numerator
Income excluding net realized gains (losses) (1)	$669	$725
Perpetual preferred dividend	—	(11)

Income to common shares, excl. net realized gains (losses)	669	714
Net realized gains (losses), net of income tax	(102)	(348)

Net income available to the holders of common shares	567	366

Rollforward of Common Shares Outstanding
Shares - beginning of period	333,645,471	329,704,531
Issued under employee stock purchase plan	113,616	93,228
Shares (cancelled) granted	2,105,193	1,174,680
Issued for option exercises	26,364	1,534,108

Shares - end of period	335,890,644	332,506,547

Denominator (2)
Weighted average shares outstanding	335,474,828	330,749,894
Effect of other dilutive securities	640,736	2,294,700

Adj. wtd. avg. shares outstanding and assumed conversions	336,115,564	333,044,594

Basic earnings per share
Income excluding net realized gains (losses) (1)	$1.99	$2.16
Net realized gains (losses), net of income tax	(0.30)	(1.05)

Net income	$1.69	$1.11

Diluted earnings per share
Income excluding net realized gains (losses) (1)	$1.99	$2.14
Net realized gains (losses), net of income tax	(0.30)	(1.04)

Net income	$1.69	$1.10

(1)	See page 28 Non-GAAP Financial Measures.

(2)	The current and prior year calculations have been amended due to the adoption of FSP EITF 03-6-1, Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities (FSP EITF 03-6-1). FSP EITF 03-6-1 provides additional guidance in the calculation of earnings per share under FAS No. 128, Earnings Per Share, and requires unvested share-based payment awards that contain non-forfeitable rights to dividends or dividend equivalents (whether paid or unpaid) to be included in the computation of earnings per share pursuant to the two-class method.

Earnings Per Share	Page 27

ACE Limited Non-GAAP Financial Measures (in millions of U.S. dollars) (Unaudited)

Regulation G - Non-GAAP Financial Measures

In presenting our results, we have included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations. However, they should not be viewed as a substitute for measures determined in accordance with generally accepted accounting principles (GAAP). A reconciliation of book value per share is provided on page 29.

In presenting our segment operating results, we have shown our performance with reference to underwriting results. Underwriting results are calculated by subtracting losses and loss expenses, policy benefits, policy acquisition costs, and administrative expenses from net premiums earned. We use underwriting results and operating ratios to monitor the results of our operations without the impact of certain factors, including investment income, other income and expenses, interest and income tax expense, and net realized gains (losses).

The following non-GAAP measure is a common performance measurement and is defined as income excluding net realized gains (losses) and the related tax expense (benefit). We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude net realized gains (losses) and net realized gains (losses) included in other income (expense) related to partially owned insurance companies because the amount of these gains (losses) is heavily influenced by, and fluctuates in part according to, the availability of market opportunities. Income excluding net realized gains (losses) should not be viewed as a substitute for net income determined in accordance with GAAP.

	1Q-09	4Q-08	3Q-08	2Q-08	1Q-08	Full Year 2008
Net income, as reported	$567	$20	$54	$746	$377	$1,197
Net realized gains (losses)	(121)	(644)	(510)	(126)	(353)	(1,633)
Net realized gains (losses) in other income (expense) (1)	3	(48)	(23)	120	(28)	21
Income tax expense (benefit) on net realized gains (losses)	(16)	(88)	(83)	(14)	(33)	(218)

Income excluding net realized gains (losses)	$669	$624	$504	$738	$725	$2,591

(1)	Realized gains (losses) on partially-owned insurance companies that meet the requirements for equity accounting. The net income or loss is included in other income (expense).

Reconciliation Non-GAAP	Page 28

ACE Limited Book Value and Book Value per Common Share (in millions of U.S. dollars, except share and per share data) (Unaudited)

Reconciliation of Book Value per Common Share

	March 31 2009	December 31 2008	March 31 2008
Shareholders’ equity	$14,718	$14,446	$16,735
Perpetual Preferred shares	—	—	(557)

Numerator for book value per share calculation	14,718	14,446	16,178
Less: goodwill and other intangible assets	3,735	3,747	2,763

Numerator for tangible book value per share	$10,983	$10,699	$13,415

Denominator	335,890,644	333,645,471	332,506,547

Book value per common share	$43.82	$43.30	$48.65
Tangible book value per common share	$32.70	$32.07	$40.35

Reconciliation of Book Value

Opening shareholders’ equity	$14,446	$15,356	$16,677
Income excluding net realized gains (losses)	669	624	725
Net realized gains (losses), net of tax	(102)	(604)	(348)
Net unrealized gains (losses), net of tax	(189)	(594)	(302)
Cumulative translation, net of tax	(38)	(310)	13
Dividend declared on common shares	(88)	(91)	(90)
Other (1)	20	65	60

	$14,718	$14,446	$16,735

(1)	Other includes proceeds from exercise of stock options, change in minimum pension liability, and stock compensation.

Reconciliation Book Value	Page 29

ACE Limited Comprehensive Income (in millions of U.S. dollars) (Unaudited)

Consolidated Statement of Comprehensive Income

	1Q-09	4Q-08	3Q-08	2Q-08	1Q-08	Full Year 2008
Net income	$567	$20	$54	$746	$377	$1,197
Net unrealized appreciation (depreciation) on investments
Unrealized appreciation (depreciation) on investments	(446)	(1,198)	(1,522)	(731)	(497)	(3,948)
Reclassification adjustment for net realized gains (losses) included in net income	179	464	383	169	173	1,189
Change in cumulative translation adjustments	(58)	(468)	(155)	6	27	(590)
Change in minimum pension liability	(4)	17	5	1	—	23
Income tax (expense) benefit related to other comprehensive income items	99	292	320	27	8	647

Other comprehensive income (loss)	(230)	(893)	(969)	(528)	(289)	(2,679)

Comprehensive income (loss)	$337	$(873)	$(915)	$218	$88	$(1,482)

Comprehensive Income	Page 30

ACE Limited Glossary

Annualized return on ordinary shareholders’ equity (ROE): Income excluding net realized gains (losses) less perpetual preferred securities divided by average common shareholders’ equity for the period. To annualize a quarterly rate multiply by four.

Book value per common share: Common shareholders’ equity divided by the shares outstanding.

Combined Insurance: Combined Insurance Company of America, acquired April 1, 2008.

Combined ratio: The sum of the loss and loss expense ratio, acquisition cost ratio and the administrative expense ratio excluding life business. Calculated on a GAAP basis.

Effective tax rate: Income tax expense divided by the sum of income tax expense and income excluding net realized gains (losses).

FAS 115: Unrealized gains (losses) on investments and the deferred tax component included in shareholders’ equity.

Life underwriting income: Net premium earned and net investment income less policy benefits, acquisition costs, and administrative expenses.

NM: Not meaningful.

Common shareholders’ equity: Shareholders’ equity less perpetual preferred shares.

Tangible book value per common share: Common shareholders’ equity less goodwill and other intangible assets divided by the shares outstanding.

Tangible equity: Shareholders’ equity less goodwill and other intangible assets.

Total capitalization: Short-term debt, long-term debt, trust preferreds, perpetual preferred shares, and shareholders’ equity.

Glossary	Page 31